Exhibit (99)(a)

Press Release April 17, 2006

WACHOVIA EARNS $1.73 BILLION OR $1.09 PER SHARE IN 1ST QUARTER 2006

Strong sales production, top-notch customer service and market share gains drive results

1st QUARTER 2006 COMPARED WITH 1st QUARTER 2005

•	Results reflect record revenue and disciplined expense control.

•	Results also include a $100 million fee received in relation to the credit card business, as well as the impact of acquisitions, including Westcorp on March 1, 2006.

•	Noninterest expense up 9 percent, largely reflecting $98 million of increased employee stock compensation expense related to implementation of a new share-based payment accounting standard as well as the effect of acquisitions.

•	Average loans up 18 percent and average core deposits up 7 percent.

•	Stellar credit quality, with net charge-offs of 0.09 percent of average loans and total nonperforming assets of 0.28 percent of loans, foreclosed properties and loans held for sale.

•	Solid sales activity and top-notch customer satisfaction, loyalty and record acquisition.

Earnings Highlights

	Three Months Ended
	March 31, 2006		December 31, 2005		March 31, 2005
(In millions, except per share data)	Amount	EPS	Amount	EPS	Amount	EPS
Earnings
Net income (GAAP)	$1,728	1.09	1,707	1.09	1,621	1.01
Net merger-related and restructuring expenses	46	0.03	37	0.02	31	0.02

Earnings excluding merger-related and restructuring expenses	$1,774	1.12	1,744	1.11	1,652	1.03
Discontinued operations, net of income taxes	—	—	(214)	(0.14)	—	—

Earnings excluding merger-related and restructuring expenses, and discontinued operations	$1,774	1.12	1,530	0.97	1,652	1.03

Financial ratios
Return on average common stockholders’ equity	14.62%		14.60		13.92
Net interest margin (a)	3.21		3.25		3.31
Fee and other income as % of total revenue (a)	49.84		45.55		46.30
Overhead efficiency ratio (a)	60.07%		63.72		59.86

Capital adequacy (b)
Tier 1 capital ratio	7.90%		7.50		7.91
Total capital ratio	11.50		10.82		11.40
Leverage ratio	6.86%		6.12		5.99

Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans	452%		439		300
Allowance for loan losses as % of loans, net	1.08		1.05		1.20
Allowance for credit losses as % of loans, net (c)	1.14		1.11		1.27
Net charge-offs as % of average loans, net	0.09		0.09		0.08
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.28%		0.28		0.50

(a)	Tax-equivalent.
(b)	The first quarter of 2006 is based on estimates.
(c)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA EARNS $1.73 BILLION, OR $1.09 PER SHARE/page 2

CHARLOTTE, N.C. — Wachovia Corp. (NYSE:WB) today reported net income of $1.73 billion, or $1.09 per share, in the first quarter of 2006 compared with $1.62 billion, or $1.01 per share, in the first quarter of 2005.

Excluding after-tax net merger-related expenses of 3 cents per share in the first quarter of 2006 and 2 cents per share in the first quarter of 2005, earnings were $1.77 billion, or $1.12 per share, in the first quarter of 2006 compared with $1.65 billion, or $1.03 per share, in the first quarter of 2005.

“I’m very proud of our employees’ ability to continue to generate record revenue, fueled by strong results in both our traditional banking and market-sensitive businesses,” said Ken Thompson, Wachovia chairman and chief executive officer. “We continued to see excellent sales production, top-notch customer service and market share gains throughout our businesses. We continued to gain leverage from improving our efficiency, while at the same time investing significantly for future revenue growth.”

Wachovia Corporation

	Three Months Ended
(In millions)	March 31, 2006	December 31, 2005	March 31, 2005
Total revenue (Tax-equivalent)	$7,056	6,564	6,469
Provision for credit losses	61	81	36
Noninterest expense	4,239	4,183	3,872
Income from continuing operations	1,728	1,493	1,621
Net income	1,728	1,707	1,621
Average loans, net	260,574	237,482	221,175
Average core deposits	$290,214	287,502	271,095

Results include the impact of the acquisition of Westcorp and WFS Financial Inc on March 1, 2006, and a $100 million termination payment received in relation to the Bank of America/MBNA merger. In the first quarter of 2006 compared with the first quarter of 2005, Wachovia:

•	Grew revenue 9 percent, reflecting strong capital markets-related income, improved equity markets and strong balance sheet growth overcoming modest margin compression resulting from the effects of a persistently flat yield curve.

•	Increased net interest income 2 percent, driven by strength in loans and deposits. Commercial loan growth was led by middle-market lending, while consumer loans rose due to higher real estate-secured loans, which included the transfer of $12.5 billion of consumer real estate-related secured loans from held for sale at year-end 2005. Core deposit growth continued to be solid, with average core deposits up 7 percent and average low-cost core deposits up 4 percent.

•	Generated a 17 percent increase in fee and other income virtually across-the-board. Results reflected core strength in interchange income and consumer service charges, while market-sensitive businesses rebounded, highlighted by strength in trading profits, investment banking fees and commissions. In addition, other income included the $100 million credit card-related fee. Results also included securities losses of $48 million.

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WACHOVIA EARNS $1.73 BILLION, OR $1.09 PER SHARE/page 3

•	Noninterest expense rose 9 percent on higher personnel expense, including the $98 million of increased employee stock compensation expense related to implementation of the new accounting standard, the effect of acquisitions, and higher revenue-related incentive expense.

•	Recorded a provision for credit losses of $61 million. Net charge-offs were $59 million, or an annualized 0.09 percent of average net loans. Total nonperforming assets including loans held for sale were $804 million, representing a stable 0.28 percent of loans, foreclosed properties and loans held for sale.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses, other intangible amortization and discontinued operations. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 12 and 13 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP. Lines of business results reflect their respective amounts of stock compensation expense related to implementation of a new share-based payment accounting standard.

General Bank Highlights

	Three Months Ended
(In millions)	March 31, 2006	December 31, 2005	March 31, 2005
Total revenue (Tax-equivalent)	$3,489	3,302	3,056
Provision for credit losses	62	75	57
Noninterest expense	1,677	1,669	1,543
Segment earnings	$1,112	987	922
Cash overhead efficiency ratio (Tax-equivalent)	48.06%	50.53	50.48
Average loans, net	$178,358	168,979	159,641
Average core deposits	216,375	213,310	201,699
Economic capital, average	$7,431	7,113	7,033

General Bank

The General Bank includes retail, small business and commercial customers. The first quarter of 2006 compared with the first quarter of 2005 included:

•	Earnings of $1.1 billion on record revenue, including exceptionally strong fee and other income.

•	14 percent revenue growth to a record $3.5 billion, driven by strengthening production in commercial, mortgage and home equity loans and deposits, partially offset by margin compression and slowing growth in home equity lines. Revenue also included the $100 million fee related to the credit card business and the contribution from acquisitions.

•	Strength in low-cost core deposits and higher commercial and consumer loans drove a 10 percent increase in net interest income. Net new retail checking accounts increased by 187,000 in the first quarter of 2006, compared with an increase of 129,000 in the prior year first quarter.

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WACHOVIA EARNS $1.73 BILLION, OR $1.09 PER SHARE/page 4

•	27 percent growth in fee and other income included, in addition to the credit card-related fee and acquisition impact, strong debit card interchange income and growth in service charges. In addition, a larger mortgage servicing portfolio and higher mortgage originations contributed to growth.

•	9 percent growth in noninterest expense included higher personnel costs related to increased revenue-based incentive expense and employee stock compensation expense, as well as the impact of the acquisitions and costs related to reentering the credit card business.

Capital Management Highlights

	Three Months Ended
(In millions)	March 31, 2006	December 31, 2005	March 31, 2005
Total revenue (Tax-equivalent)	$1,414	1,335	1,278
Provision for credit losses	—	—	—
Noninterest expense	1,129	1,103	1,047
Segment earnings	$181	147	146
Cash overhead efficiency ratio (Tax-equivalent)	79.84%	82.61	81.97
Average loans, net	$462	388	322
Average core deposits	28,671	28,328	30,632
Economic capital, average	$1,555	1,496	1,460

Capital Management

Capital Management includes retail brokerage services and asset management. The first quarter of 2006 compared with the first quarter of 2005 included:

•	Record earnings of $181 million on strong revenue growth.

•	11 percent revenue growth driven by strength in retail brokerage managed account fees on 42 percent growth in managed assets to $119.8 billion. Momentum in building recurring revenue streams continued as this growth reflected strong client demand for managed accounts.

•	30 percent growth in net interest income largely due to improved deposit spreads.

•	8 percent growth in noninterest expense included higher incentives and increased employee stock compensation expense.

•	Total assets under management of $238.3 billion at March 31, 2006, increased 4 percent from December 31, 2005. Equity assets reached $87.3 billion, led by solid net equity sales and market appreciation. Total brokerage client assets grew 5 percent from year-end 2005, excluding the impact of $30 billion in assets lost when a clearing client was acquired by another firm.

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WACHOVIA EARNS $1.73 BILLION, OR $1.09 PER SHARE/page 5

Wealth Management Highlights

	Three Months Ended
(In millions)	March 31, 2006	December 31, 2005	March 31, 2005
Total revenue (Tax-equivalent)	$341	348	293
Provision for credit losses	—	1	(1)
Noninterest expense	250	254	196
Segment earnings	$58	58	61
Cash overhead efficiency ratio (Tax-equivalent)	73.21%	73.32	67.16
Average loans, net	$15,526	14,848	12,829
Average core deposits	14,557	14,222	13,303
Economic capital, average	$516	508	442

Wealth Management

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. The first quarter of 2006 compared with the first quarter of 2005 included:

•	A 5 percent decline in earnings as higher expenses outpaced revenue growth.

•	Revenue growth driven by a 26 percent increase in fee and other income and a 6 percent increase in net interest income.

•	Net interest income growth fueled by a 21 percent increase in average loans, largely in commercial and consumer mortgage and a 9 percent increase in average core deposits.

•	Higher fee and other income reflecting increased commissions due to the May 2005 acquisition of Palmer & Cay and modest growth in trust and investment management fees.

•	28 percent growth in noninterest expense included the impact of the Palmer & Cay acquisition, higher revenue-based incentives and increased employee stock compensation expense, and higher personnel expense related to a new investment platform.

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	March 31, 2006	December 31, 2005	March 31, 2005
Total revenue (Tax-equivalent)	$1,711	1,436	1,535
Provision for credit losses	1	(13)	(3)
Noninterest expense	888	787	733
Segment earnings	$519	416	506
Cash overhead efficiency ratio (Tax-equivalent)	51.90%	54.76	47.77
Average loans, net	$42,903	41,527	36,515
Average core deposits	25,324	25,877	20,884
Economic capital, average	$5,941	5,613	5,082

Corporate and Investment Bank

The Corporate and Investment Bank includes corporate lending, investment banking, and treasury and international trade finance. First quarter 2006 results compared with the first quarter of 2005 included:

•	Earnings of $519 million on record revenue.

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WACHOVIA EARNS $1.73 BILLION, OR $1.09 PER SHARE/page 6

•	11 percent revenue growth reflecting a 27 percent increase in fee and other income offsetting a 14 percent decline in net interest income.

•	Net interest income declined primarily due to lower dividend income in equity trading and lower loan warehouse balances.

•	The growth in fee income reflected strong investment banking results, primarily in trading, advisory and underwriting fees, and principal investing. Fee income also included revenue from the issuance of corporate securities, which is offset in the Parent, and a gain related to the Archipelago/New York Stock Exchange merger.

•	A 21 percent increase in noninterest expense due primarily to higher variable compensation, investment in both revenue and efficiency projects, and increased employee stock compensation expense.

•	Strong core deposit growth primarily from higher commercial mortgage servicing and international correspondent banking, and increased loans primarily reflecting higher large corporate loans and the acquisition of Union Bank of California’s international correspondent banking business.

Wachovia Corporation (NYSE:WB) is one of the nation’s largest diversified financial services companies, providing 13.4 million household and business relationships with a broad range of banking, asset management, wealth management and corporate and investment banking products and services. Wachovia operates as Wachovia Bank through 3,159 offices in 16 states from Connecticut to Florida and west to Texas, and, until merger integration activity is completed, will continue to be known as Western Financial Bank in California. Two core businesses operate under the Wachovia Securities brand name: retail brokerage in 49 states and in Latin America, and corporate and investment banking in selected industries nationwide. Globally, Wachovia serves clients through more than 40 international offices. Online banking is available at wachovia.com; online brokerage products and services at wachoviasec.com, and investment products and services at evergreeninvestments.com. Wachovia had assets of $541.8 billion, market capitalization of $90.2 billion and stockholders’ equity of $49.8 billion at March 31, 2006.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated April 17, 2006.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 1 and on page 10 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses”, “Earnings Excluding Merger-Related and Restructuring Expenses, and Discontinued Operations” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Discontinued Operations”, and which are reconciled to GAAP financial measures on pages 19 and 20. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses, discontinued operations and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that

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WACHOVIA EARNS $1.73 BILLION, OR $1.09 PER SHARE/page 7

Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization, discontinued operations and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Tom Wurtz will review Wachovia’s first quarter 2006 results in a conference call and audio webcast beginning at 10 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to first quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia First Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 888-357-9787 for U.S. callers or 706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Monday, April 17, at 1p.m. ET and continuing through 5 p.m. ET Friday, May 19. Replay telephone number is 706-645-9291; access code: 6168187.

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Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381 or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2006	2005
(Dollars in millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$3,490	3,523	3,387	3,358	3,413
Tax-equivalent adjustment	49	52	53	53	61

Net interest income (Tax-equivalent)	3,539	3,575	3,440	3,411	3,474
Fee and other income	3,517	2,989	3,258	2,977	2,995

Total revenue (Tax-equivalent)	7,056	6,564	6,698	6,388	6,469
Provision for credit losses	61	81	82	50	36
Other noninterest expense	4,079	4,032	3,820	3,591	3,696
Merger-related and restructuring expenses	68	58	83	90	61
Other intangible amortization	92	93	101	107	115

Total noninterest expense	4,239	4,183	4,004	3,788	3,872
Minority interest in income of consolidated subsidiaries	95	103	104	71	64

Income from continuing operations before income taxes (Tax-equivalent)	2,661	2,197	2,508	2,479	2,497
Income taxes	884	652	790	776	815
Tax-equivalent adjustment	49	52	53	53	61

Income from continuing operations	1,728	1,493	1,665	1,650	1,621
Discontinued operations, net of income taxes	—	214	—	—	—

Net income	$1,728	1,707	1,665	1,650	1,621

Diluted earnings per common share	$1.09	1.09	1.06	1.04	1.01
Return on average common stockholders’ equity	14.62%	14.60	13.95	14.04	13.92
Return on average assets	1.34	1.30	1.29	1.31	1.31
Overhead efficiency ratio	60.07%	63.72	59.78	59.29	59.86
Operating leverage	$436	(312)	92	5	269

ASSET QUALITY
Allowance for loan losses as % of loans, net	1.08%	1.05	1.13	1.18	1.20
Allowance for loan losses as % of nonperforming assets	389	378	303	284	262
Allowance for credit losses as % of loans, net	1.14	1.11	1.20	1.25	1.27
Net charge-offs as % of average loans, net	0.09	0.09	0.10	0.09	0.08
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.28%	0.28	0.37	0.44	0.50

CAPITAL ADEQUACY (a)
Tier I capital ratio	7.90%	7.50	7.42	7.85	7.91
Total capital ratio	11.50	10.82	10.79	11.25	11.40
Leverage ratio	6.86%	6.12	5.96	6.10	5.99

OTHER DATA
Average diluted common shares (In millions)	1,586	1,570	1,575	1,591	1,603
Actual common shares (In millions)	1,608	1,557	1,553	1,577	1,576
Dividends paid per common share	$0.51	0.51	0.51	0.46	0.46
Dividend payout ratio on common shares	46.79%	46.79	48.11	44.23	45.54
Book value per common share	$30.95	30.55	30.10	30.37	29.48
Common stock price	56.05	52.86	47.59	49.60	50.91
Market capitalization	$90,156	82,291	73,930	78,236	80,256
Common stock price to book value	181%	173	158	163	173
FTE employees	97,134	93,980	92,907	93,385	93,669
Total financial centers/brokerage offices	3,889	3,850	3,840	3,825	3,970
ATMs	5,179	5,119	5,119	5,089	5,234

(a)	The first quarter of 2006 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2006	2005
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND DISCONTINUED OPERATIONS (a) (b)
Return on average common stockholders’ equity	15.01%	13.05	14.36	14.43	14.19
Return on average assets	1.38	1.17	1.33	1.35	1.34
Overhead efficiency ratio	59.10	62.84	58.55	57.87	58.92
Overhead efficiency ratio excluding brokerage	54.79%	59.08	54.08	52.89	54.18
Operating leverage	$446	(337)	84	35	214

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND DISCONTINUED OPERATIONS (a) (b) (c)
Dividend payout ratio on common shares	43.97%	50.50	45.13	41.44	42.59
Return on average tangible common stockholders’ equity	30.64	27.11	29.14	29.50	28.86
Return on average tangible assets	1.49	1.27	1.45	1.48	1.46
Overhead efficiency ratio	57.81	61.41	57.06	56.19	57.15
Overhead efficiency ratio excluding brokerage	53.24%	57.36	52.30	50.88	52.07
Operating leverage	$444	(343)	77	27	215

OTHER FINANCIAL DATA
Net interest margin	3.21%	3.25	3.18	3.23	3.31
Fee and other income as % of total revenue	49.84	45.55	48.63	46.60	46.30
Effective income tax rate (d)	33.84	34.10	32.21	32.02	33.42
Effective tax rate (Tax-equivalent) (d) (e)	35.06%	35.39	33.63	33.50	35.05

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$142,469	138,361	132,637	131,195	127,703
Consumer loans, net	118,105	99,121	96,323	92,686	93,472
Loans, net	260,574	237,482	228,960	223,881	221,175
Earning assets	442,527	439,204	431,346	422,534	421,047
Total assets	522,209	520,382	511,567	503,361	500,486
Core deposits	290,214	287,502	280,748	275,338	271,095
Total deposits	322,830	319,825	306,371	297,194	294,674
Interest-bearing liabilities	384,406	382,974	375,782	367,828	365,516
Effective Stockholders’ equity	$47,926	46,407	47,328	47,114	47,231

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$150,902	147,165	141,063	136,115	134,696
Consumer loans, net	130,030	111,850	98,670	94,172	92,570
Loans, net	280,932	259,015	239,733	230,287	227,266
Goodwill and other intangible assets
Goodwill	23,443	21,807	21,857	21,861	21,635
Deposit base	691	705	779	861	951
Customer relationships	742	413	416	427	387
Tradename	90	90	90	90	90
Total assets	541,842	520,755	532,381	511,840	506,833
Core deposits	296,092	293,562	287,732	275,281	273,883
Total deposits	328,564	324,894	320,439	299,910	297,657
Stockholders’ equity	$49,789	47,561	46,757	47,904	46,467

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $46 million, $37 million, $51 million, $48 million and $31 million in the first quarter of 2006, and in the fourth, third, second and first quarters of 2005, respectively, of after-tax net merger-related and restructuring expenses, and $214 million after tax in the fourth quarter of 2005 related to discontinued operations.
(b)	See page 9 for the most directly comparable GAAP financial measure and pages 19 and 20 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $59 million, $57 million, $63 million, $69 million and $72 million in the first quarter of 2006, and in the fourth, third, second and first quarters of 2005, respectively, of deposit base and other intangible amortization.
(d)	The fourth quarter of 2005 includes taxes on discontinued operations.
(e)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2006	2005
(In millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
INTEREST INCOME
Interest and fees on loans	$4,321	3,846	3,588	3,362	3,174
Interest and dividends on securities	1,565	1,486	1,434	1,437	1,426
Trading account interest	325	462	387	354	378
Other interest income	496	696	635	549	475

Total interest income	6,707	6,490	6,044	5,702	5,453

INTEREST EXPENSE
Interest on deposits	1,779	1,618	1,408	1,221	1,050
Interest on short-term borrowings	718	764	742	670	601
Interest on long-term debt	720	585	507	453	389

Total interest expense	3,217	2,967	2,657	2,344	2,040

Net interest income	3,490	3,523	3,387	3,358	3,413
Provision for credit losses	61	81	82	50	36

Net interest income after provision for credit losses	3,429	3,442	3,305	3,308	3,377

FEE AND OTHER INCOME
Service charges	574	555	555	528	513
Other banking fees	428	400	385	355	351
Commissions	639	594	615	603	599
Fiduciary and asset management fees	745	769	732	728	714
Advisory, underwriting and other investment banking fees	302	325	294	257	233
Trading account profits (losses) (a)	219	(31)	160	49	108
Principal investing	103	135	166	41	59
Securities gains (losses)	(48)	(74)	29	136	(2)
Other income (a)	555	316	322	280	420

Total fee and other income	3,517	2,989	3,258	2,977	2,995

NONINTEREST EXPENSE
Salaries and employee benefits	2,697	2,470	2,476	2,324	2,401
Occupancy	275	283	260	271	250
Equipment	280	277	276	269	265
Advertising	47	51	50	48	44
Communications and supplies	167	155	158	158	162
Professional and consulting fees	167	213	167	155	127
Other intangible amortization	92	93	101	107	115
Merger-related and restructuring expenses	68	58	83	90	61
Sundry expense	446	583	433	366	447

Total noninterest expense	4,239	4,183	4,004	3,788	3,872

Minority interest in income of consolidated subsidiaries	95	103	104	71	64

Income from continuing operations before income taxes	2,612	2,145	2,455	2,426	2,436
Income taxes	884	652	790	776	815

Income from continuing operations	1,728	1,493	1,665	1,650	1,621
Discontinued operations, net of income taxes	—	214	—	—	—

Net income	$1,728	1,707	1,665	1,650	1,621

PER COMMON SHARE DATA
Basic earnings
Income from continuing operations	$1.11	0.97	1.07	1.05	1.03
Net income	1.11	1.11	1.07	1.05	1.03
Diluted earnings
Income from continuing operations	1.09	0.95	1.06	1.04	1.01
Net income	1.09	1.09	1.06	1.04	1.01
Cash dividends	$0.51	0.51	0.51	0.46	0.46
AVERAGE COMMON SHARES
Basic	1,555	1,541	1,549	1,564	1,571
Diluted	1,586	1,570	1,575	1,591	1,603

(a)	Amounts presented prior to the first quarter of 2006 have been reclassified to conform to the presentation in the first quarter of 2006.

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended March 31, 2006
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,572	198	149	506	114	(49)	3,490
Fee and other income	872	1,227	191	1,242	(15)	—	3,517
Intersegment revenue	45	(11)	1	(37)	2	—	—

Total revenue (a)	3,489	1,414	341	1,711	101	(49)	7,007
Provision for credit losses	62	—	—	1	(2)	—	61
Noninterest expense	1,677	1,129	250	888	227	68	4,239
Minority interest	—	—	—	—	95	—	95
Income taxes (benefits)	628	104	33	281	(140)	(22)	884
Tax-equivalent adjustment	10	—	—	22	17	(49)	—

Net income (loss)	$1,112	181	58	519	(96)	(46)	1,728

	Three Months Ended December 31, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,500	178	153	587	157	(52)	3,523
Fee and other income	745	1,166	193	900	(15)	—	2,989
Intersegment revenue	57	(9)	2	(51)	1	—	—

Total revenue (a)	3,302	1,335	348	1,436	143	(52)	6,512
Provision for credit losses	75	—	1	(13)	18	—	81
Noninterest expense	1,669	1,103	254	787	312	58	4,183
Minority interest	—	—	—	—	103	—	103
Income taxes (benefits)	561	85	35	223	(231)	(21)	652
Tax-equivalent adjustment	10	—	—	23	19	(52)	—

Income from continuing operations	987	147	58	416	(78)	(37)	1,493
Discontinued operations, net of income taxes	—	—	—	—	214	—	214

Net income	$987	147	58	416	136	(37)	1,707

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended March 31, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,329	152	140	590	263	(61)	3,413
Fee and other income	684	1,137	151	979	44	—	2,995
Intersegment revenue	43	(11)	2	(34)	—	—	—

Total revenue (a)	3,056	1,278	293	1,535	307	(61)	6,408
Provision for credit losses	57	—	(1)	(3)	(17)	—	36
Noninterest expense	1,543	1,047	196	733	292	61	3,872
Minority interest	—	—	—	—	74	(10)	64
Income taxes (benefits)	525	85	37	271	(83)	(20)	815
Tax-equivalent adjustment	9	—	—	28	24	(61)	—

Net income	$922	146	61	506	17	(31)	1,621

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2006	2005
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$89,138	87,327	83,241	80,528	78,669
Real estate—construction and other	14,483	13,972	13,653	13,216	12,713
Real estate—mortgage	20,066	19,966	19,864	19,724	20,707
Lease financing	25,238	25,368	25,022	24,836	25,013
Foreign	11,535	10,221	8,888	7,549	7,504

Total commercial	160,460	156,854	150,668	145,853	144,606

CONSUMER
Real estate secured	98,898	94,748	80,128	76,213	74,631
Student loans	10,555	9,922	11,458	10,828	10,795
Installment loans	20,189	6,751	6,745	6,783	6,808

Total consumer	129,642	111,421	98,331	93,824	92,234

Total loans	290,102	268,275	248,999	239,677	236,840
Unearned income	9,170	9,260	9,266	9,390	9,574

Loans, net (On-balance sheet)	$280,932	259,015	239,733	230,287	227,266

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$160,460	156,854	150,668	145,853	144,606
Securitized loans—off-balance sheet	1,191	1,227	1,263	1,293	1,402
Loans held for sale	3,588	3,860	4,039	1,783	1,117

Total commercial	165,239	161,941	155,970	148,929	147,125

CONSUMER
Real estate secured
On-balance sheet loan portfolio	98,898	94,748	80,128	76,213	74,631
Securitized loans—off-balance sheet	7,598	8,438	9,255	10,199	6,979
Securitized loans included in securities	4,628	4,817	4,218	4,426	4,626
Loans held for sale	3,679	2,296	12,660	11,923	11,925

Total real estate secured	114,803	110,299	106,261	102,761	98,161

Student
On-balance sheet loan portfolio	10,555	9,922	11,458	10,828	10,795
Securitized loans—off-balance sheet	1,866	2,000	341	382	423
Securitized loans included in securities	52	52	—	—	—
Loans held for sale	—	—	—	16	65

Total student	12,473	11,974	11,799	11,226	11,283

Installment
On-balance sheet loan portfolio	20,189	6,751	6,745	6,783	6,808
Securitized loans—off-balance sheet	3,297	3,392	2,228	2,662	1,930
Securitized loans included in securities	193	206	146	163	155
Loans held for sale	592	249	1,339	809	1,066

Total installment	24,271	10,598	10,458	10,417	9,959

Total consumer	151,547	132,871	128,518	124,404	119,403

Total managed portfolio	$316,786	294,812	284,488	273,333	266,528

SERVICING PORTFOLIO (b)
Commercial	$192,367	173,428	158,650	152,923	140,493
Consumer	$58,697	56,741	55,813	51,954	45,063

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the retained interests are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2006	2005
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$2,724	2,719	2,718	2,732	2,757
Provision for credit losses	59	72	74	48	33
Provision for credit losses relating to loans transferred to loans held for sale or sold	—	5	12	—	1
Balance of acquired entities at purchase date	300	—	—	—	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	12	(21)	(26)	(11)	(13)
Net charge-offs	(59)	(51)	(59)	(51)	(46)

Balance, end of period	$3,036	2,724	2,719	2,718	2,732

as % of loans, net	1.08%	1.05	1.13	1.18	1.20

as % of nonaccrual and restructured loans (b)	452%	439	347	332	300

as % of nonperforming assets (b)	389%	378	303	284	262

LOAN LOSSES
Commercial, financial and agricultural	$27	52	43	35	26
Commercial real estate—construction and mortgage	7	12	9	—	1
Consumer	69	65	71	75	67

Total loan losses	103	129	123	110	94

LOAN RECOVERIES
Commercial, financial and agricultural	16	50	35	25	26
Commercial real estate—construction and mortgage	—	3	2	1	—
Consumer	28	25	27	33	22

Total loan recoveries	44	78	64	59	48

Net charge-offs	$59	51	59	51	46

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.05%	0.03	0.05	0.03	—
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.14	0.16	0.18	0.18	0.19
Total net charge-offs as % of average loans, net (c)	0.09%	0.09	0.10	0.09	0.08

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$342	307	445	497	527
Commercial real estate—construction and mortgage	84	85	120	88	131
Consumer real estate secured	240	221	209	221	239
Installment loans	6	7	10	13	13

Total nonaccrual loans	672	620	784	819	910
Foreclosed properties (d)	108	100	112	138	132

Total nonperforming assets	$780	720	896	957	1,042

Nonperforming loans included in loans held for sale (e)	$24	32	59	111	159
Nonperforming assets included in loans and in loans held for sale	$804	752	955	1,068	1,201

as % of loans, net, and foreclosed properties (b)	0.28%	0.28	0.37	0.42	0.46

as % of loans, net, foreclosed properties and loans held for sale (e)	0.28%	0.28	0.37	0.44	0.50

Accruing loans past due 90 days	$610	625	525	521	510

(a)	At March 31, 2006, the reserve for unfunded lending commitments was $160 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2006	2005
(In millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ASSETS
Cash and due from banks	$12,668	15,072	12,976	12,464	12,043
Interest-bearing bank balances	1,563	2,638	2,492	2,852	1,285
Federal funds sold and securities purchased under resale agreements	18,807	19,915	27,083	22,528	24,899

Total cash and cash equivalents	33,038	37,625	42,551	37,844	38,227

Trading account assets	39,385	42,704	49,646	46,519	47,149
Securities	118,818	114,889	117,195	117,906	116,731
Loans, net of unearned income	280,932	259,015	239,733	230,287	227,266
Allowance for loan losses	(3,036)	(2,724)	(2,719)	(2,718)	(2,732)

Loans, net	277,896	256,291	237,014	227,569	224,534

Loans held for sale	7,859	6,405	18,038	14,531	14,173
Premises and equipment	5,194	4,910	5,352	5,354	5,260
Due from customers on acceptances	968	824	882	826	826
Goodwill	23,443	21,807	21,857	21,861	21,635
Other intangible assets	1,523	1,208	1,285	1,378	1,428
Other assets	33,718	34,092	38,561	38,052	36,870

Total assets	$541,842	520,755	532,381	511,840	506,833

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	67,365	67,487	68,402	63,079	61,626
Interest-bearing deposits	261,199	257,407	252,037	236,831	236,031

Total deposits	328,564	324,894	320,439	299,910	297,657
Short-term borrowings	55,390	61,953	78,184	75,726	73,401
Bank acceptances outstanding	985	892	932	859	866
Trading account liabilities	17,846	17,598	19,815	19,827	22,418
Other liabilities	16,070	15,986	16,504	15,750	15,281
Long-term debt	70,218	48,971	45,846	49,006	47,932

Total liabilities	489,073	470,294	481,720	461,078	457,555

Minority interest in net assets of consolidated subsidiaries	2,980	2,900	3,904	2,858	2,811

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at March 31, 2006	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.608 billion shares at March 31, 2006	5,362	5,189	5,178	5,258	5,255
Paid-in capital	34,291	31,172	30,821	31,038	30,976
Retained earnings	11,724	11,973	11,086	11,079	10,319
Accumulated other comprehensive income, net	(1,588)	(773)	(328)	529	(83)

Total stockholders’ equity	49,789	47,561	46,757	47,904	46,467

Total liabilities and stockholders’ equity	$541,842	520,755	532,381	511,840	506,833

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	FIRST QUARTER 2006			FOURTH QUARTER 2005
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,872	31	4.31%	$2,514	24	3.75%
Federal funds sold and securities purchased under resale agreements	19,657	209	4.31	22,647	237	4.17
Trading account assets	27,240	344	5.08	34,461	482	5.59
Securities	117,944	1,557	5.28	115,557	1,506	5.21
Loans
Commercial
Commercial, financial and agricultural	87,784	1,411	6.51	85,155	1,326	6.17
Real estate—construction and other	14,184	243	6.95	13,803	226	6.51
Real estate—mortgage	20,166	350	7.04	20,132	333	6.57
Lease financing	10,050	171	6.81	10,153	184	7.26
Foreign	10,285	118	4.67	9,118	97	4.23

Total commercial	142,469	2,293	6.52	138,361	2,166	6.22

Consumer
Real estate secured	96,082	1,514	6.31	80,984	1,236	6.10
Student loans	10,589	157	6.00	11,235	155	5.46
Installment loans	11,434	242	8.57	6,902	127	7.32

Total consumer	118,105	1,913	6.50	99,121	1,518	6.11

Total loans	260,574	4,206	6.51	237,482	3,684	6.17

Loans held for sale	8,274	128	6.24	17,646	270	6.10
Other earning assets	5,966	118	8.04	8,897	155	6.92

Total earning assets excluding derivatives	442,527	6,593	6.00	439,204	6,358	5.77
Risk management derivatives (a)	—	163	0.15	—	184	0.16

Total earning assets including derivatives	442,527	6,756	6.15	439,204	6,542	5.93

Cash and due from banks	12,762			12,770
Other assets	66,920			68,408

Total assets	$522,209			$520,382

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	79,783	304	1.54	78,936	258	1.30
Money market accounts	99,632	670	2.73	100,999	609	2.39
Other consumer time	46,309	407	3.57	43,549	369	3.37
Foreign	19,330	187	3.92	17,464	157	3.56
Other time	13,286	153	4.67	14,859	166	4.46

Total interest-bearing deposits	258,340	1,721	2.70	255,807	1,559	2.42
Federal funds purchased and securities sold under repurchase agreements	50,087	503	4.07	55,336	526	3.77
Commercial paper	4,193	41	3.93	8,062	76	3.74
Securities sold short	8,520	63	3.01	8,801	70	3.13
Other short-term borrowings	7,214	40	2.26	7,164	39	2.18
Long-term debt	56,052	697	4.99	47,804	576	4.81

Total interest-bearing liabilities excluding derivatives	384,406	3,065	3.23	382,974	2,846	2.95
Risk management derivatives (a)	—	152	0.16	—	121	0.13

Total interest-bearing liabilities including derivatives	384,406	3,217	3.39	382,974	2,967	3.08

Noninterest-bearing deposits	64,490			64,018
Other liabilities	25,387			26,983
Stockholders’ equity	47,926			46,407

Total liabilities and stockholders’ equity	$522,209			$520,382

Interest income and rate earned—including derivatives		$6,756	6.15%		$6,542	5.93%
Interest expense and equivalent rate paid—including derivatives		3,217	2.94		2,967	2.68

Net interest income and margin—including derivatives		$3,539	3.21%		$3,575	3.25%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

THIRD QUARTER 2005			SECOND QUARTER 2005			FIRST QUARTER 2005
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$2,417	21	3.46%	$2,649	20	3.07%	$2,484	16	2.62%
24,451	216	3.50	24,676	189	3.08	24,272	153	2.55
33,720	407	4.82	31,879	377	4.73	35,147	402	4.59
114,902	1,461	5.08	115,006	1,469	5.11	114,961	1,477	5.15

81,488	1,184	5.77	80,213	1,084	5.42	76,651	960	5.08
13,322	201	5.96	12,885	177	5.53	12,608	156	5.01
19,684	302	6.09	20,204	288	5.71	20,739	271	5.31
9,979	178	7.15	10,252	183	7.11	10,513	182	6.94
8,164	80	3.88	7,641	68	3.55	7,192	58	3.28

132,637	1,945	5.82	131,195	1,800	5.50	127,703	1,627	5.16

78,088	1,166	5.97	74,799	1,072	5.74	74,658	1,037	5.57
11,267	144	5.07	10,995	129	4.72	11,003	120	4.41
6,968	124	7.04	6,892	115	6.75	7,811	122	6.31

96,323	1,434	5.94	92,686	1,316	5.69	93,472	1,279	5.49

228,960	3,379	5.87	223,881	3,116	5.58	221,175	2,906	5.30

16,567	244	5.90	14,024	194	5.51	12,869	166	5.19
10,329	138	5.27	10,419	125	4.84	10,139	115	4.58

431,346	5,866	5.42	422,534	5,490	5.20	421,047	5,235	5.00
—	231	0.21	—	265	0.26	—	279	0.27

431,346	6,097	5.63	422,534	5,755	5.46	421,047	5,514	5.27

12,277			12,389			12,661
67,944			68,438			66,778

$511,567			$503,361			$500,486

78,961	220	1.10	80,113	194	0.97	81,071	161	0.81
97,746	529	2.15	94,990	455	1.92	93,477	357	1.55
41,063	325	3.13	38,064	273	2.87	36,005	239	2.70
15,285	123	3.18	11,857	81	2.75	10,996	61	2.26
10,338	109	4.21	9,999	78	3.09	12,583	83	2.67

243,393	1,306	2.13	235,023	1,081	1.84	234,132	901	1.56

56,426	460	3.24	53,984	375	2.79	51,395	312	2.46
12,664	108	3.39	13,365	97	2.91	13,553	82	2.45
9,040	77	3.38	10,648	92	3.49	12,681	102	3.25
6,471	29	1.80	6,694	30	1.82	6,370	26	1.63
47,788	536	4.48	48,114	528	4.39	47,385	493	4.17

375,782	2,516	2.66	367,828	2,203	2.40	365,516	1,916	2.12
—	141	0.15	—	141	0.16	—	124	0.14

375,782	2,657	2.81	367,828	2,344	2.56	365,516	2,040	2.26

62,978			62,171			60,542
25,479			26,248			27,197
47,328			47,114			47,231

$511,567			$503,361			$500,486

	$6,097	5.63%		$5,755	5.46%		$5,514	5.27%
	2,657	2.45		2,344	2.23		2,040	1.96

	$3,440	3.18%		$3,411	3.23%		$3,474	3.31%

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2006	2005
(In millions, except per share data)	*	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
INCOME FROM CONTINUING OPERATIONS
Net income (GAAP)	A	$1,728	1,707	1,665	1,650	1,621
Discontinued operations, net of income taxes (GAAP)		—	(214)	—	—	—

Income from continuing operations (GAAP)		1,728	1,493	1,665	1,650	1,621
Merger-related and restructuring expenses (GAAP)		46	37	51	48	31

Earnings excluding merger-related and restructuring expenses, and discontinued operations	B	1,774	1,530	1,716	1,698	1,652
Other intangible amortization (GAAP)		59	57	63	69	72

Earnings excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C	$1,833	1,587	1,779	1,767	1,724

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$47,926	46,407	47,328	47,114	47,231
Merger-related and restructuring expenses (GAAP)		19	146	96	52	11
Discontinued operations (GAAP)		—	(36)	—	—	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and discontinued operations	E	47,945	46,517	47,424	47,166	47,242
Average intangible assets (GAAP)	F	(23,689)	(23,302)	(23,195)	(23,148)	(23,020)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	G	$24,256	23,215	24,229	24,018	24,222

Return on average common stockholders’ equity
GAAP	A/D	14.62%	14.60	13.95	14.04	13.92
Excluding merger-related and restructuring expenses, and discontinued operations	B/E	15.01	13.05	14.36	14.43	14.19
Return on average tangible common stockholders’ equity
GAAP	A/D+F	28.91	29.33	27.36	27.61	27.16
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/G	30.64%	27.11	29.14	29.50	28.86

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$522,209	520,382	511,567	503,361	500,486
Average intangible assets (GAAP)		(23,689)	(23,302)	(23,195)	(23,148)	(23,020)

Average tangible assets (GAAP)	I	498,520	497,080	488,372	480,213	477,466

Average assets (GAAP)		522,209	520,382	511,567	503,361	500,486
Merger-related and restructuring expenses (GAAP)		19	146	96	52	11
Discontinued operations (GAAP)		—	(36)	—	—	—

Average assets, excluding merger-related and restructuring expenses, and discontinued operations	J	522,228	520,492	511,663	503,413	500,497
Average intangible assets (GAAP)		(23,689)	(23,302)	(23,195)	(23,148)	(23,020)

Average tangible assets, excluding merger-related and restructuring expenses, and discontinued operations	K	$498,539	497,190	488,468	480,265	477,477

Return on average assets
GAAP	A/H	1.34%	1.30	1.29	1.31	1.31
Excluding merger-related and restructuring expenses, and discontinued operations	B/J	1.38	1.17	1.33	1.35	1.34
Return on average tangible assets
GAAP	A/I	1.41	1.36	1.35	1.38	1.38
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/K	1.49%	1.27	1.45	1.48	1.46

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2006	2005
(In millions, except per share data)	*	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$4,239	4,183	4,004	3,788	3,872
Merger-related and restructuring expenses (GAAP)		(68)	(58)	(83)	(90)	(61)

Noninterest expense, excluding merger-related and restructuring expenses	M	4,171	4,125	3,921	3,698	3,811
Other intangible amortization (GAAP)		(92)	(93)	(101)	(107)	(115)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$4,079	4,032	3,820	3,591	3,696

Net interest income (GAAP)		$3,490	3,523	3,387	3,358	3,413
Tax-equivalent adjustment		49	52	53	53	61

Net interest income (Tax-equivalent)		3,539	3,575	3,440	3,411	3,474
Fee and other income (GAAP)		3,517	2,989	3,258	2,977	2,995

Total	O	$7,056	6,564	6,698	6,388	6,469

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	P	$942	888	871	860	865

Net interest income (GAAP)		$189	170	152	142	146
Tax-equivalent adjustment		—	—	1	—	—

Net interest income (Tax-equivalent)		189	170	153	142	146
Fee and other income (GAAP)		975	915	904	881	885

Total	Q	$1,164	1,085	1,057	1,023	1,031

Overhead efficiency ratios
GAAP	L/O	60.07%	63.72	59.78	59.29	59.86
Excluding merger-related and restructuring expenses	M/O	59.10	62.84	58.55	57.87	58.92
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	54.79	59.08	54.08	52.89	54.18
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	57.81	61.41	57.06	56.19	57.15
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	53.24%	57.36	52.30	50.88	52.07

OPERATING LEVERAGE
Operating leverage (GAAP)		$436	(312)	92	5	269
Merger-related and restructuring expenses (GAAP)		10	(25)	(8)	30	(55)

Operating leverage, excluding merger-related and restructuring expenses		446	(337)	84	35	214
Other intangible amortization (GAAP)		(2)	(6)	(7)	(8)	1

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$444	(343)	77	27	215

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.51	0.51	0.51	0.46	0.46

Diluted earnings per common share (GAAP)	S	$1.09	1.09	1.06	1.04	1.01
Merger-related and restructuring expenses (GAAP)		0.03	0.02	0.03	0.03	0.02
Other intangible amortization (GAAP)		0.04	0.04	0.04	0.04	0.05
Discontinued operations (GAAP)		—	(0.14)	—	—	—

Diluted earnings per common share, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	T	$1.16	1.01	1.13	1.11	1.08

Dividend payout ratios
GAAP	R/S	46.79%	46.79	48.11	44.23	45.54
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	R/T	43.97%	50.50	45.13	41.44	42.59

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 19 and 20 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.